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                                                                   Exhibit 10.50

                             MEADE INSTRUMENTS CORP.
                             -----------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

                  Amendment No. 2 to Amended and Restated Plan
                  --------------------------------------------

         WHEREAS, Meade Instruments Corp. (the "Company") maintains the Meade Instruments Corp. Employee Stock Ownership Plan (the "Plan") for the benefit of eligible Employees;

         WHEREAS, it is necessary to amend the Plan to conform to certain provisions of the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997, the Community Renewal Tax Relief Act of 2000 and the Economic Growth and Tax Relief Reconciliation Act of 2001; and

         WHEREAS, it is desirable to clarify certain existing Plan provisions.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 2 is amended by restating the definition of "Compensation" to read as follows, effective as of January 1, 2002:

           Compensation.........    The total wages and other compensation paid
                                    to an Employee by the Company during each Plan Year, as reported on the Employee's Tax and Wage Statement (Form W-2), including any
                                    Elective Deferrals made on his behalf to the 401(k) Plan, any amounts withheld pursuant



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                                    to the Company's Cafeteria Plan (under
                                    Section 125 of the Code) and any "qualified transportation benefits" under Section 132(f)(4) of the Code, but excluding employer contributions to a plan of deferred compensation, amounts realized in connection with stock options, amounts which receive special tax benefits, and any amount in excess of $200,000 (as adjusted periodically by the Internal Revenue Service after 2002 for increases in the cost of living pursuant to Section 401(a)(17) of the Code).


         2. Section 7(a) is amended by restating the first sentence thereof to read as follows, effective as of January 1, 2002:

                  The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                           (1)      100% of his Compensation; or

                           (2) $40,000, as adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

         3. Section 11(b) is amended by restating the last sentence thereof to read as follows, effective as of October 17, 2000:

          If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him without his written consent before he attains age 62.


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         4. Section 13(b) is amended by restating the last sentence thereof to read as follows, effective as of January 1, 1999:

          A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary on or before the December 31st of the calendar year that includes the fifth anniversary of his death, except to the extent that distribution has previously commenced in accordance with Section 11(b)(2).

          5. Section 13(d) is restated to read as follows, effective as of January 1, 2002:

                  If a distribution of a Participant's Capital Accumulation is neither one of a series of annual installments over a period of ten years (or more), a hardship withdrawal nor the minimum amount required to be distributed pursuant to the second sentence of Section 11(c) (an "eligible rollover distribution"), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) or the Participant's surviving spouse of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in
         Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) or an eligible plan described in Section 457(b) of the Code (which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state) that accepts "eligible rollover distributions." Any election under this
         Section 13(d) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.


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         To record the adoption of this Amendment No. 2 to the Plan, the Company has caused it to be executed this 18th day of December, 2002.

                                           MEADE INSTRUMENTS CORP.


                                           By /s/ Brent W. Christensen
                                              -------------------------------
                                              Brent W. Christensen





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